SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


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Filed by a Party other than the Registrant       [   ]

Check the appropriate box:

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14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          Calvert New World Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

                           William M. Tartikoff, Esq.
                                   Secretary
      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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

{Tentative Shareholder Letter from President}

[DATE - Approximately December 31, 1998]

Dear Shareholder:

I am writing to inform you of the upcoming special meeting for shareholders of the Calvert New Africa Fund, a series of Calvert New World Fund, Inc.

A summary of the proposals and the formal Notice of Meeting appears on the next few pages, followed by the detailed proxy statement. Please take a few minutes to read the enclosed material and vote on these important issues. The Board of Directors, including myself, believes these changes are in your best interest and that of your Fund.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy materials, and vote on the issues as soon as you can. You may vote by mail, by telephone, through the internet, by facsimile machine, or in person. If you do not cast your vote, you may be contacted by our proxy solicitation service, Shareholder Communications, Inc., or by a Calvert employee. Calvert New Africa Fund will have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxy votes.

I appreciate the time you will take to review this important matter. If we may be of any assistance or if you have any questions about the proxy issues, please call us at (800) 368-2745. Our hearing-impaired shareholders may call
(800) 541-1524 for a TDD connection.

                           Sincerely,

                           /s/

                           Barbara J. Krumsiek
                           President and Chief Executive Officer
                           Calvert Group, Ltd.

                          Calvert New World Fund, Inc.
                            Calvert New Africa Fund

Quick Overview

 ................................................................................
Proposal Number 1
To approve a new investment advisory agreement with the investment advisor, Calvert-Sloan Advisers, L.L.C. ("Calvert-Sloan").

Reason for the Proposal
Calvert-Sloan is 50% owned by Calvert Group, Ltd., which is owned by Acacia Mutual Life Insurance Company ("Acacia"). Acacia plans to merge with another insurance company, Ameritas Insurance Holding Company. The other 50% of Calvert-Sloan is owned by Sloan Financial Group, Inc., which is partially owned by American Express. Sloan Financial Group plans to buy back that portion owned by American Express; therefore, the Calvert-Sloan investment advisory contract must be submitted for shareholder approval. Calvert-Sloan is also proposing the elimination of fees based on the performance of the Fund compared to a particular index.

 ................................................................................
Proposal Number 2
To approve a new investment subadvisory agreement with the investment subadvisor, New Africa Advisers, Inc. ("NAA").

Reason for the Proposal
As above, due to the ownership changes and proposed elimination of the fees based on the performance of the Calvert New Africa Fund (the "Fund") compared to a particular index, the shareholders must vote on the subadvisory agreement.

 ................................................................................
Proposal Number 3
To authorize CNWF and/or Calvert-Sloan to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

Reason for the Proposal
Under current Federal law, as discussed above, investment subadvisor contracts must be submitted for shareholder approval. Calvert Group has received an exemption from this law so that it can enter into new contracts, provided it then informs shareholders. This exemption will only go into effect if shareholders approve it first.

 ................................................................................
Proposal Number 4
To elect the Board of Directors.

Reason for the Proposal
Recently, some new members have been added to the Board; thus, it is appropriate for the shareholders to vote on the complete slate.

 ................................................................................
Proposal Number 5
To delete the fundamental investment restriction concerning diversification.

Reason for the Proposal
The Fund is classified as a nondiversified Fund; meaning that it can invest significant amounts in one particular security. One of the fundamental investment restrictions, however, restricts the Fund to 5% in one issuer. Because the investment restriction is written as fundamental, a shareholder vote is required to delete it. This would give the Fund more flexibility and would bring the restrictions in line with the original intended investment strategies.

 ................................................................................
Proposal Number 6
To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

Reason for the Proposal
Periodically, shareholders will be asked to approve independent auditors for Calvert Funds. The auditors review reports, documents filed with federal and state governments, and help to ensure that the Funds are complying with generally accepted accounting principles.


 ................................................................................

                          Calvert New World Fund, Inc.

                            Calvert New Africa Fund


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held on February 24, 1999

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Calvert New Africa Fund series (the "Fund") of Calvert New World Fund, Inc. ("CNWF") will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Wednesday, February 24, 1999 for the following purposes:

   I. To approve a new investment advisory agreement with the investment advisor, Calvert-Sloan Advisers, L.L.C. ("Calvert-Sloan").
   II. To approve a new investment subadvisory agreement with the investment subadvisor, New Africa Advisers, Inc. ("NAA").
   III. To authorize CNWF and/or Calvert-Sloan to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.
   IV.    To elect the Board of Directors.
   V. To delete the fundamental investment restriction concerning diversification.
   VI. To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.
   VII. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

                           By Order of the Directors,
                           /s/
                           William M. Tartikoff, Esq.
                           Vice President

                          Calvert New World Fund, Inc.

                            Calvert New Africa Fund


                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814

                                PROXY STATEMENT

                               December 31, 1998

We are sending this proxy statement to you to ask you to approve several important changes. You may vote by mail, by telephone, by facsimile, through a secure internet website, or in person. Your vote is important. Please call 800-368-2745 if you have questions about this proxy.

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Calvert New World Fund, Inc. (the "Board") to be used at the Special Meeting of Shareholders. The Special Meeting will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Wednesday, February 24, 1999, or at such later time or date made necessary by adjournment for the purpose set forth in the Notice of Meeting.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders is December 31, 1998.

Calvert New World Fund, Inc. is an open-end management investment company that was incorporated in Maryland in 1995. It has one series, Calvert New Africa Fund.


                                   PROPOSALS

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Proposal 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
To approve a new investment advisory agreement with the investment advisor, Calvert-Sloan Advisers, L.L.C.
--------------------------------------------------------------------------------

Discussion
The following circumstances affect the terms of the current investment advisory agreement (the "Current Advisory Agreement"); therefore, Management proposes that a new advisory agreement be executed:

      Calvert-Sloan Advisers, L.L.C. ("Calvert-Sloan") is 50% owned by Calvert Group, Ltd., which is an indirectly wholly-owned subsidiary of Acacia Mutual Life Insurance Company ("Acacia"). Acacia, subject to certain conditions, plans to merge with Ameritas Insurance Holding Company ("Ameritas") (the planned transaction is hereafter referred to as the "Merger"). The surviving company will be named Ameritas Acacia Mutual Holding Company.

      Calvert-Sloan is also 50% owned by Sloan Financial Group, Inc. ("Sloan Financial"). As discussed further below, pursuant to ongoing negotiations, the ownership interests in Sloan Financial are expected to be redistributed (the "Transaction"). Under Federal law, this constitutes a change of control of the company, and will cause a termination of the Current Advisory Agreement. Therefore, the Board has approved, and recommends that shareholders approve, a new investment advisory agreement between CNWF and Calvert-Sloan (the "New Advisory Agreement"). This change in control also affects the investment subadvisor, NAA, and is discussed below.

      Management proposes to eliminate the performance fee adjustment so that compensation is based on a flat fee arrangement, as discussed below.

Despite the importance of the proposed changes, Calvert-Sloan anticipates there will be no effect the actual investment management operations with respect to CNWF.

The Current Advisory Agreement
Under the Current Advisory Agreement, Calvert-Sloan provides a continuous investment program for CNWF, subject to the control of the Board. The Current Advisory Agreement was approved by shareholders in 1995 at the inception of CNWF. Since then, the Contract has been approved by the Directors on an annual basis, in accordance with the requirements of the Investment Company Act of 1940.

The terms of the Current Advisory Agreement between Calvert-Sloan and CNWF include the services to be provided, general obligations of Calvert-Sloan, expenses of CNWF, liability issues, and fees. The Current Advisory Agreement provides for automatic termination unless its continuance is approved at least annually by (i) a majority of the Board, including those who are not parties to the Agreement or interested persons, within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of any such party ("Independent Directors"), and (ii) the holders of a majority of the outstanding shares of CNWF. The Current Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, Calvert-Sloan, or the holders of a majority of the outstanding shares of CNWF, upon 60 days' prior written notice.

The New Advisory Agreement
The terms and conditions of the New Advisory Agreement are identical to the terms and conditions of the Current Advisory Agreement, except as to effective and termination dates, and the elimination of the performance fees. If approved by shareholders, the New Advisory Agreement will continue until January 1, 2001 unless terminated earlier by either party, and provided that at least annually thereafter its continuance is approved in the same manner as prescribed in the Current Advisory Agreement.

The description of the New Advisory Agreement is qualified in its entirety by reference to the New Advisory Agreement, attached hereto as Appendix 1.

Calvert-Sloan Advisers, L.L.C.
Reno J. Martini, President of Calvert-Sloan, has primary responsibility for rendering advisory services to CNWF. Mr. Martini oversees the management of all Calvert Funds. It is anticipated that each of the directors and officers of Calvert-Sloan will hold the same position with Calvert-Sloan after the Merger and the Transaction. The address of the directors and officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, unless otherwise noted. The directors and executive officers of Calvert-Sloan are listed below:

      *Justin Beckett, Director and Vice President, 103 W. Main Street, Durham, North Carolina 27701.
      Mary Ford, Director, Vice President and Assistant Secretary, 103 W. Main Street, Durham, North Carolina 27701.
      *Barbara J. Krumsiek, Director. President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd.
      *Reno J. Martini, Director and President.
      Steven Rakes, Vice President, 103 W. Main Street, Durham, North Carolina 27701.
      *Maceo K. Sloan, Director, 103 W. Main Street, Durham, North Carolina
     27701.
      *William M. Tartikoff, Vice President and Secretary.
      *Ronald M. Wolfsheimer, Senior Vice President and Chief Financial
     Officer.

Persons marked with a *, above, are also Directors and/or officers of CNWF.

A.    The Merger
As noted above, Calvert-Sloan is 50% owned by Calvert Group, Ltd., which is an indirect, wholly-owned subsidiary of Acacia. On September 14, 1998, seeking a strategic affiliation to create a stronger, more diversified insurance and financial services enterprise, Acacia and Ameritas entered into an agreement of merger which provides for the merger of their respective mutual holding companies.

Acacia and its related subsidiaries offer traditional life insurance and annuity products, as well as variable products, special banking products and services, and a variety of mutual funds, and operate a full service financial planning broker dealer, while Ameritas and its subsidiaries specialize in variable life, fixed and variable annuities, group dental, low-load insurance products and 401(k) and other investment products. This strategic affiliation is expected to create a stronger, more diversified insurance and financial services enterprise, with almost $11 billion in assets under management, insurance assets of $6 billion, $21 billion life insurance in-force, over $750 million in revenues and approximately $750 million in equity/capital.

The Merger is subject to the approval of the members of both Acacia and Ameritas and is further conditioned upon approval by the appropriate federal and state regulatory authorities.

Calvert-Sloan will not be directly affected by the Merger and will remain 50% owned by Calvert Group, Ltd. As a result of the Merger, however, Calvert-Sloan will become, at least partially, an indirect subsidiary of Ameritas Acacia Mutual Holding Company.

Acacia's current address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814. After consummation of the Merger, Ameritas Acacia Mutual Holding Company's principal place of business will be 5900 "O" Street, Lincoln, Nebraska 68501-1889.

B.    The Transaction
As noted above, Sloan Financial owns 50% of Calvert-Sloan. In 1991, American Express Asset Management Group Inc. (formerly, IDS Advisory Group) ("American Express") purchased a 40% interest in Sloan Financial. At present, the equity distribution profile of Sloan Financial is 43% owned by Mr. Sloan, 40% owned by American Express, and 17% owned by Mr. Beckett.

Sloan Financial, headquartered in Durham, North Carolina, is the nation's largest minority-owned financial services firm. Presently, Sloan Financial contains two investment management subsidiaries, NCM Capital and NAA. Within its family of companies, Sloan Financial has managed assets of approximately $3 billion, and the firm's client base includes many of the nation's largest employee benefit, foundation, and endowment plans.

Pursuant to ongoing negotiations, Messrs. Sloan and Beckett plan to purchase American Express's 40% interest in Sloan Financial in a transaction that will be implemented in two separate phases. Phase I will consist of a 14.9% assignment of American Express's interest to Messrs. Sloan and Beckett. This assignment will adjust the equity distribution profile of Sloan Financial so that Mr. Sloan will hold a 53.7% interest, American Express will hold a 25.1% interest and Mr. Beckett will hold a 21.2% interest.

In Phase I, the assignment preserves American Express's position as a controlling person of Sloan Financial. Phase I is expected to be completed prior to year-end 1998. In Phase II, American Express will sell its remaining 25.1% interest to Messrs. Sloan and Beckett so that Mr. Sloan will hold a 72% interest and Mr. Beckett will hold 28% in Sloan Financial. Phase II is expected to be completed immediately following shareholder approval of the New Subadvisory Agreement.

Since American Express will no longer have a controlling interest in Sloan Financial at the completion of Phase II, shareholder approval ratifying the Transaction is required before it is finalized.

C.    Elimination of Performance Fees
After review, Management has found that the performance fee structure does not effectively serve its intended goals. The performance fee does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of a flat fee for compensating investment advisors and subadvisors.

For the fiscal year ended March 31, 1998, no performance fees were paid by CNWF. As proposed, the new advisory fee will be a base rate of 1.50% of CNWF's average daily net assets. Calvert-Sloan would have received the same fees had the proposed fee been in effect for that time period.

Recommendation
Based on its evaluation of the information presented, the Board has determined that the changes reflected in the proposed New Advisory Agreement are in the best interests of the shareholders of CNWF. The Board based this determination primarily upon the following, giving equal weights to each factor:
(a) After a review of all materials related to the Merger, the Boards determined that they were satisfied that Calvert-Sloan's services to CNWF would not be affected by the Merger and that such Merger would not impose an unfair burden on CNWF;
(b) Based on evaluation of the materials presented, the Board determined that they were satisfied that services to CNWF would not be adversely affected by the proposed Transaction and that the Transaction would not impose an unfair burden on CNWF; and
(c) In recommending the elimination of the performance adjustment structure, the Directors considered the nature and quality of the advisory services rendered, giving due consideration to the negligible impact of the performance adjustment on portfolio performance.

Thus, the Board, including a majority of the Independent Directors, approved the New Advisory Agreement (subject to approval by shareholders) and authorized submission of the New Advisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the proposed New Advisory Agreement.

--------------------------------------------------------------------------------
Proposal 2
--------------------------------------------------------------------------------
To approve a new investment subadvisory agreement between Calvert-Sloan and the investment subadvisor, New Africa Advisers, Inc.

Discussion
NAA has served as an investment subadvisor for CNWF pursuant to an Investment Subadvisory Agreement with Calvert-Sloan.

NAA is wholly-owned by Sloan Financial. As discussed above, pursuant to ongoing negotiations, the ownership interests in Sloan Financial are expected to be redistributed.

The Board of Directors has been advised that the contemplated Transaction is anticipated to have no effect on NAA's investment management operations. For purposes of the 1940 Act, the Transaction would cause a change of control in NAA that would constitute an assignment of the current subadvisory agreement (the "Current Subadvisory Agreement"), causing its automatic termination. Thus, the Board has approved, and recommends that the shareholders of CNWF approve, a new investment subadvisory agreement between Calvert-Sloan and NAA that eliminates the performance fee adjustment as discussed below (the "New Subadvisory Agreement").

The Current Subadvisory Agreement
Under the Current Subadvisory Agreement, NAA provides a continuous investment program for CNWF, pursuant to the directions of the Advisor, which is subject to the control of the Board.

As compensation for NAA's services under the Current Subadvisory Agreement, the Advisor pays NAA a subadvisory fee consisting of a base fee of 0.755% of CNWF's average daily net assets plus or minus a performance adjustment of up to 0.10%. The performance adjustment is added to or subtracted from the base fee based on the extent to which performance exceeded or trailed the Morgan Stanley South Africa Index.

The Current Subadvisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard, the Subadvisor shall not be subject to liability to the Advisor, CNWF or to any shareholder of CNWF for any act or omission in the course of performing its duties thereunder. The Current Subadvisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) a majority of the Board who are not parties to the Agreement or interested persons, within the meaning of the 1940 Act, of any such party ("Independent Directors"), and (ii) the holders of a majority of the outstanding shares of CNWF. The Current Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board or the holders of a majority of the outstanding shares of CNWF upon not less than 60 days' written notice. The Current Subadvisory Agreement may also be terminated without penalty upon not less than 60 days' written notice by Calvert-Sloan or upon not less than 90 days' written notice by NAA.

The Current Subadvisory Agreement was executed on April 12, 1995 pursuant to shareholder approval. The Board, including a majority of the Independent Directors, recently approved the continuance of the Current Subadvisory Agreement as part of its annual contract review.

The New Subadvisory Agreement
The terms and conditions of the New Subadvisory Agreement are identical to the terms and conditions of the Current Subadvisory Agreement, except as to effective and termination dates and the elimination of the performance fee adjustment as discussed below. If approved by shareholders, the New
Subadvisory Agreement will continue until January 1, 2001 unless terminated earlier by either party, and at least annually thereafter, its continuance is approved in the same manner as prescribed in the Current Subadvisory Agreement.

The description of the New Subadvisory Agreement is qualified in its entirety by reference to the New Subadvisory Agreement which is attached hereto as Appendix 2.

New Africa Advisers, Inc.
NAA was founded in 1992 to provide investors with access to African-related investment opportunities. As mentioned above, NAA is a wholly-owned subsidiary of Sloan Financial. NAA has its principal business office located in the U.S. in Durham, North Carolina but it also has offices in New York City and Johannesburg, South Africa.

It is anticipated that each of the directors and officers of NAA will hold the same position after consummation of the Transaction. The address of the directors and officers is 103 West Main Street, Fourth Floor, Durham, North Carolina 27701. The directors and executive officers of NAA are listed below:

      *Maceo K. Sloan, CFA, Chairman.
      *Justin Beckett, President and Chief Executive Officer.
      *Clifford D. Mpare, Director.
      *Jamilah Sabir-Calloway, Corporate Secretary.

Persons marked with a *, above, are also Directors and/or officers of CNWF.

Elimination of Performance Fees
After review, Management has found that the performance fee structure does not effectively serve its intended goals. The performance fee does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of a flat fee for compensating investment advisors and subadvisors.

For the fiscal year ended March 31, 1998, $76,076 in fees (without any performance adjustment) were paid to NAA. As proposed, the new subadvisory fee will be a base rate of 0.755% of CNWF's average daily net assets. NAA would have received the same fees had the proposed fee been in effect for that time period.

Recommendation
Based on evaluation of the materials presented, the Board determined that they were satisfied that services to CNWF would not be adversely affected by the proposed Transaction and that the Transaction would not impose an unfair burden on CNWF. The Board also considered the nature and quality of the subadvisory services rendered, giving due consideration to the negligible impact of the performance adjustment on Fund performance, and determining that the proposed elimination of the performance fee is in the best interest of CNWF and its shareholders.

Thus, the Board, including a majority of the Independent Directors, approved the New Subadvisory Agreement (subject to approval by CNWF shareholders) and authorized the submittal of the New Subadvisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the proposed New Subadvisory Agreement.

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Proposal 3
--------------------------------------------------------------------------------
To approve a new investment subadvisory agreement between Calvert-Sloan and the investment subadvisor, Calvert Asset Management Company, Inc. ("CAMCO")

Discussion
CAMCO is the investment subadvisor for the fixed-income portion of the Fund. CAMCO is owned by Calvert Group, Ltd., which, as explained in Proposal 1, is an indirectly wholly-owned subsidiary of Acacia. Acacia, subject to certain conditions, plans to merge with Ameritas, as noted above in Proposal 1. Although the Merger could be considered a change in control of CAMCO, terminating the current subadvisory agreement ("Current Subadvisory Agreement"), the Board has received assurances that it does not cause such a change. Nonetheless, in order to remove any possible doubt as to the status of this agreement, the Board has approved, and recommends that shareholders approve, a new investment subadvisory agreement ("New Subadvisory Agreement") between the Fund and CAMCO.

The Current Subadvisory Agreement
Under the Current Subadvisory Agreement, CAMCO provides a continuous investment program for CNWF, pursuant to the directions of the Advisor, which is subject to the control of the Board. As compensation for CAMCO's services under the Current Subadvisory Agreement, the Advisor pays CAMCO a subadvisory fee consisting of a base fee of 0.495% of CNWF's average daily net assets.

The Current Subadvisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard, the Subadvisor shall not be subject to liability to the Advisor, CNWF or to any shareholder of CNWF for any act or omission in the course of performing its duties thereunder. The Current Subadvisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) a majority of the Board who are not parties to the Agreement or interested persons, within the meaning of the 1940 Act, of any such party ("Independent Directors"), and (ii) the holders of a majority of the outstanding shares of CNWF. The Current Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board or the holders of a majority of the outstanding shares of CNWF upon not less than 60 days' written notice. The Current Subadvisory Agreement may also be terminated without penalty upon not less than 60 days' written notice by Calvert-Sloan or upon not less than 90 days' written notice by CAMCO.

The Current Subadvisory Agreement was executed on April 12, 1995 pursuant to shareholder approval. The Board, including a majority of the Independent Directors, recently approved the continuance of the Current Subadvisory Agreement as part of its annual contract review.

The New Subadvisory Agreement
The terms and conditions of the New Subadvisory Agreement are identical to the terms and conditions of the Current Subadvisory Agreement, except as to effective and termination dates. If approved by shareholders, the New Subadvisory Agreement will continue until January 1, 2001 unless terminated earlier by either party, and at least annually thereafter, its continuance is approved in the same manner as prescribed in the Current Subadvisory Agreement.

The description of the New Subadvisory Agreement is qualified in its entirety by reference to the New Subadvisory Agreement which is attached hereto as Appendix 3.

Recommendation
Based on its evaluation of the information presented, the Board has determined that the changes reflected in the proposed New Advisory Agreement are in the best interests of the shareholders of CNWF. The Board based this determination primarily upon a review of all materials related to the Merger. The Board concluded that they were satisfied that CAMCO's services to CNWF would not be affected by the Merger and that such Merger would not impose an unfair burden on CNWF.

Thus, the Board, including a majority of the Independent Directors, approved the New Subadvisory Agreement (subject to approval by shareholders) and authorized submission of the New Subadvisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the proposed New Subadvisory Agreement.

--------------------------------------------------------------------------------
Proposal 4
--------------------------------------------------------------------------------
To authorize CNWF and/or Calvert-Sloan to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

Discussion
The SEC has issued an Order to CNWF and Calvert-Sloan, permitting them to enter into a new and/or to materially amend an investment subadvisory agreement without shareholder approval. Management believes that Calvert-Sloan's continuous supervision of the subadvisor will permit the proportion of shareholders' assets subject to particular subadvisor styles to be reallocated (or a new subadvisor introduced) in response to changing market conditions or subadvisor performance, in an attempt to improve performance.

Management believes that your interests as a shareholder are adequately protected by your voting rights with respect to the advisory agreement and the responsibilities assumed by Calvert-Sloan and the Board. It has found that requiring shareholder approval of a subadvisor and the subadvisory agreement imposes costs on the Fund without advancing shareholder interests. Further, there is the concern that requiring shareholder approval of changes to the existing subadvisory arrangements would prevent the Fund from promptly and timely employing the subadvisor best suited to its needs. Therefore, Management is seeking to streamline the process so that the Fund can more efficiently continue toward achieving its investment objective with a subadvisor recommended by Calvert-Sloan and approved by the Board.

If Calvert-Sloan and/or CNWF are authorized to make changes to the existing subadvisory arrangements outside of the proxy solicitation process, shareholders will continue to benefit by knowing that Calvert-Sloan has applied the same safeguards and criteria in making its selection while continuing to fulfill its same duties to shareholders and to CNWF. Although Management would be authorized to make a subadvisory change without a shareholder vote, as shareholders, you are entitled to and would continue to receive the same disclosure and details about the selection process and the background of the newly selected manager as you have received in this solicitation, except that it would be in the form of an information statement instead of a proxy statement. This information would be delivered to you within 90 days of the subadvisory change.

Recommendation
The Board has approved Management's recommendation to implement the Order and seek the authority to enter into a new and/or to materially amend an existing investment subadvisory agreement without shareholder approval and recommends that shareholders vote FOR the Proposal.

--------------------------------------------------------------------------------
Proposal 5
To elect the Board of Directors.
--------------------------------------------------------------------------------

Discussion
The purpose of this proposal is to elect the currently serving members of the Board of Directors ("Directors"). All of the nominees listed below have served as Directors continuously since originally elected or appointed. Each of the nominees elected will serve as a Director until the next meeting called for the purpose of electing a Board of Directors and until a successor is elected and qualified, or until death, retirement, resignation or removal.

Name, Date of Birth,                Principal Occupation During
& Year Elected or Appointed         Last Five Years
                                    and Other Directorships


{NOTE:  the typesetter will place this in tabular form}


Elias Belayneh
DOB: 05/18/55
1995

 Mr. Belayneh is the President of U.S. - Africa Chamber of Commerce, Washington, D.C., which serves as a collective organization focusing on the promotion of trade and investment between Africa and the United States. Mr. Belayneh is a Director of Africa News Service Online.

Name, Date of Birth,                Principal Occupation During
& Year Elected or Appointed         Last Five Years
                                    and Other Directorships

Robert S. Browne
DOB: 8/17/24
1995

 Mr. Browne presently serves on the Advisory Council to Calvert Social Investment Fund. He is the founder of the Twenty-First Century Foundation, a small African-American foundation. Mr. Browne was Senior Research Fellow in Howard University's African Studies and Research Program, and from 1986-1991 he served as Staff Director of the House Banking Committee's Subcommittee on International Development, Finance, Trade and Monetary Policy.

Bertie Howard
DOB: 11/8/47
1997

 Ms. Howard is the Executive Director of Africa News Service, Inc., which is a nonprofit, educational news agency dedicated to encouraging and promoting an accurate understanding of Africa and its people, through news and information. Ms. Howard also serves as Executive Director of the Duke University's Africa and Media Center.

*Barbara J. Krumsiek
DOB: 8/9/52
1997

 Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Prior to joining Calvert Group, Ms. Krumsiek served as a Managing Director of Alliance Fund Distributors, Inc.

*Reno J. Martini
DOB: 1/13/50
1995

 Mr. Martini is a Director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. He is an officer of each of the investment companies in the Calvert Group of Funds, and is Vice President of Calvert New World Fund, Inc.

Madala Mthembu
DOB: 4/22/64
1995

 Presently, Mr. Mthembu is the Senior Advisor to the Premier of the Northern Cape Province of South Africa. He was previously a consultant with the Uniworld Group, Inc., and a graduate student at Georgetown Law School. He is the former Assistant Chief U.S. Representative for the African National Congress. Mr. Mthembu received his degree in law from National University of Lesotho. He is Chairman of Bhanoyi Investment Holdings and a Partner of Poho-pedi Livestock Holdings, a farming and food processing company.

Donald R. Norland
DOB: 6/14/24
1995

 Mr. Norland is a foreign affairs specialist, a 29-year career diplomat, and Ambassador, retired. He presently is the President of Worldspace Foundation and was formerly a Senior Policy Advisor at Worldspace, Management, Inc. Mr. Norland was a member of the American Foreign Service Association ("AFSA"), Governing Board from 1991 to 1993, and subsequently was the Vice President (elected). He was the U.S. Ambassador to Chad from 1979 - 1981, and the Ambassador to Botswana from 1976 - 1979.

Name, Date of Birth,                Principal Occupation During
& Year Elected or Appointed         Last Five Years
                                    and Other Directorships

*Maceo K. Sloan
DOB: 10/18/49
1995
 Mr. Sloan is Chairman, President, and Chief Executive Officer of Sloan Financial Group and NCM Capital Management Group, Inc., Chairman of New Africa Advisers, Inc., and Chairman and a Director of CONXUS Communications, as well as co-chair of Calvert-Sloan Advisers, L.L.C. In addition, Mr. Sloan is a Director of the National Association of Securities Professionals, a Chartered Financial Analyst and a Fellow of the Life Management Institute. He is a Director of the Mechanics & Farmers Bank in Durham, North Carolina.

Tim Smith
DOB: 9/15/43
1995

 Mr. Smith is the Executive Director of the Interfaith Center on Corporate Responsibility based in New York City. He is also the Chair of the Advisory Council of the Calvert Social Investment Fund. Mr. Smith is a Director of the Domini Social Equity Fund.


Executive officers of the Fund not mentioned above include Justin Beckett, age 35, President, William Tartikoff, Esq. age 51, Vice President and Secretary, Ronald Wolfsheimer, age 51, Treasurer and Controller, and Clifford Mpare, age 40, Vice President. Each has been an executive officer since the Fund's inception in 1995.

Directors marked with an *, above, are "interested persons" of the Funds, under the Investment Company Act of 1940, because of their affiliation with the Funds, the investment advisor, or the parent company. As a group, the Directors and officers own less than 1% of each Fund's outstanding shares.

The Board meets four (4) times per year. All Trustees attended at least 75% of the meetings held, except for Madala Mthembu, who attended 50% of the meetings. Directors of the Fund not affiliated with the Advisor presently receive an annual fee of $1,000 for service, and a fee of $1,000 for each regular Board or Committee meeting attended.

Directors of the Fund who are not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees/Directors Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.

                          Directors Compensation Table

Fiscal Year 1998      Aggregate         Pension or        Total Compensation
                      Compensation      Retirement        from Benefits
(unaudited numbers)   from Registrant   Accrued as        Registrant and Fund
                      for Service       part of           Complex paid to
                      as Director       of Registrant     Director **
                                        Expenses*
Name of Director

Elias Belayneh        $6,000            $0                $6,000
Robert Browne         $5,000            $0                $5,000
Bertie Howard         $3,500            $0                $3,500
Madala Mthembu        $4,000            $0                $4,000
Donald Norland        $6,000            $1,250            $6,000
Tim Smith             $4,000            $0                $4,000

*Mr. Norland has chosen to defer a portion of his compensation. As of March 31, 1998, Mr. Norland's total deferred compensation, including dividends and capital appreciation, was $1,359.67.
**As of March 31, 1998. The Fund Complex consists of nine (9) registered investment companies.

Recommendation
The Board recommends that you vote FOR each of the Directors listed above.

--------------------------------------------------------------------------------
Proposal 6
--------------------------------------------------------------------------------
To approve the deletion of the fundamental investment restriction concerning diversification.

Discussion
The Fund is classified as a nondiversified Fund; meaning that it can invest significant amounts in one particular security. One of the fundamental investment restrictions, however, restricts the Fund to 5% in one company or issuer. Because the investment restriction is written as fundamental, a shareholder vote is required to delete it. This would give the Fund more flexibility and would bring the restrictions in line with the original intended investment strategies.

This is the fundamental restriction which is proposed to be deleted:
With respect to 50% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer. (The remaining 50% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable, although, with respect to 50% of the Fund's assets, the Fund does not currently anticipate investing more than 25% in the securities of a single issuer in the coming year).

The Fund will continue to be subject to the Subchapter M requirements, with respect to 50% of the portfolio. Subchapter M is the part of the Internal Revenue Code that sets the rules for what constitutes a qualified regulated investment company. The Fund tests its holdings each quarter to ensure its qualification as a mutual fund.

Recommendation
After reviewing the above investment restriction and the Prospectus and Statement of Additional Information for the Fund, and noting that the Fund is indeed nondiversified, the Board concluded that the deletion of the above investment restriction is in the best interests of the Fund. The Board voted to delete the diversification investment restriction, subject to shareholder approval. The Board recommends that CNWF shareholders vote FOR the proposed deletion of this restriction.

--------------------------------------------------------------------------------
Proposal 7
--------------------------------------------------------------------------------
To ratify the Board's selection of accountants, PricewaterhouseCoopers, L.L.P.

Discussion
Shareholders are requested to ratify the action of the Board in selecting the firm of PricewaterhouseCoopers, L.L.P. as the independent accountants for CNWF during the current fiscal year. The Board believe that the firm is well qualified, and has accordingly selected PricewaterhouseCoopers to act as independent accountants, subject to ratification by shareholders.

Coopers & Lybrand, L.L.P. has experience in accounting and auditing and has served as independent accountants for CNWF since its inception in 1995. On July 1, 1998, Coopers & Lybrand merged with Price Waterhouse, L.L.P. to form PricewaterhouseCoopers, L.L.P.

Neither PricewaterhouseCoopers nor any of its partners has any direct or indirect connection (other than as independent accountants) with CNWF or any of its affiliates. No representative of PricewaterhouseCoopers will be present at the Special Meeting, but a representative will be available via telephone to respond to appropriate questions from shareholders.

Recommendation
The Board recommends a vote FOR ratification of the selection of PricewaterhouseCoopers, L.L.P. as independent accountants for CNWF.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, William M. Tartikoff, Esq., and Barbara J. Krumsiek will vote on the matters in accordance with their judgment.

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------

The audited Annual Report to Shareholders of CNWF is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
      write to CNWF at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814; or
      call (800) 368-2745; or
      visit Calvert's website at www.calvertgroup.com.

--------------------------------------------------------------------------------
                             SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

CNWF is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Group Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.

--------------------------------------------------------------------------------
                               VOTING INFORMATION
--------------------------------------------------------------------------------

Proxies are solicited initially by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by ADP/Shareholder communications, Inc., a proxy soliciting firm retained for this purpose. CNWF will bear solicitation costs. By voting as soon as possible, you can save the Fund the expense of follow-up mailings and calls.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposals.

Each proposal must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of the Fund at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of the Fund. All classes of the Fund vote together.

Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. This means that abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

Shareholders of CNWF on record at the close of business on December 7, 1998 ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of December 7, 1998, as shown on the books of the Fund, there were issued and outstanding:

[#] shares of Class A
[#] shares of Class B
[#] shares of Class C

As of the record date, the officers and Trustees/Directors of CNWF as a group beneficially owned less than 1% of the outstanding shares. The following shareholders owned more than 5% of the Portfolio shown, as of December 7, 1998:

[insert info]
         Name and Address                   % of Ownership

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

--------------------------------------------------------------------------------
                                  ADJOURNMENT
--------------------------------------------------------------------------------

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, William M. Tartikoff, Esq., or Barbara J. Krumsiek may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Mr. Tartikoff and Ms. Krumsiek will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment on behalf of those proxies that have voted against any such proposals.

--------------------------------------------------------------------------------

                                                                      APPENDIX 1

                     PROPOSED INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

         INVESTMENT ADVISORY AGREEMENT, made this ___ day of ___________, 1999, by and between CALVERT-SLOAN ADVISERS, L.L.C., a limited liability company organized in the State of Maryland (the "Advisor"), and CALVERT NEW WORLD FUND, INC., a Maryland corporation, (the "Corporation"), both having their principal place of business at 4550 Montgomery Avenue, Bethesda, Maryland.

         WHEREAS, the Corporation has been organized to operate as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities, as set forth in its Articles of Incorporation, its By-laws and its registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), as amended; and the Corporation desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory, research services and other management services; and

         WHEREAS, the Advisor has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering management, and investment advisory services to investment companies and desires to provide such services to the Corporation;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Advisor. The Corporation hereby employs the Advisor to manage the investment and reinvestment of the Corporation assets, subject to the control and direction of the Corporation's Board of Directors, for the period and on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

2. Obligations of and Services to be Provided by the Advisor. The Advisor undertakes to provide the following services and to assume the following obligations:

         a. The Advisor shall manage the investment and reinvestment of the Corporation's assets, subject to and in accordance with the investment objectives and policies of the Corporation and any directions which the Corporation's Board of Directors may issue from time to time. In pursuance of the foregoing, the Advisor shall make all determinations with respect to the investment of the Corporation's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, any other rights pertaining to the Corporation's portfolio securities shall be exercised. The Advisor shall render regular reports to the Corporation's Board of Directors concerning the Corporation's investment activities.

         b. The Advisor shall, in the name of the Corporation on behalf of the Corporation, place orders for the execution of the Corporation's portfolio transactions in accordance with the policies with respect thereto set forth in the Corporation's registration statements under the 1940 Act and the 1933 Act, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of the Corporation's portfolio transactions the Advisor shall create and maintain all necessary brokerage records of the Corporation in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Corporation and shall be available for inspection and use by the SEC, the Corporation or any person retained by the Corporation. Where applicable, such records shall be maintained by the Advisor for the periods and the places required by Rule 31a-2 under the 1940 Act.

         c. The Advisor shall bear its expenses of providing services to the Corporation pursuant to this Agreement except such expenses as are undertaken by the Corporation. In addition, the Advisor shall pay the salaries and fees of all Directors and executive officers who are employees of the Advisor or its affiliates ("Advisor Employees").

3. Expenses of The Corporation. The Corporation shall pay all expenses other than those expressly assumed by the Advisor herein, which expenses payable by the Corporation shall include, but are not limited to:

         a.        Fees to the Advisor as provided herein;

         b.        Legal and audit expenses;

         c. Fees and expenses related to the registration and qualification of the Corporation and its shares for distribution under federal and state securities laws;

         d. Expenses of the transfer agent, registrar, custodian, dividend disbursing agent and shareholder servicing agent;

         e. Any telephone charges associated with shareholder servicing or the maintenance of the Funds or Corporation;

         f. Salaries, fees and expenses of Directors and executive officers of the Corporation, other than Advisor Employees;

         g.        Taxes and corporate fees levied against the Corporation;

         h. Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Corporation;

         i.        Expenses, including interest, of borrowing money;

         j. Expenses incidental to meetings of the Corporation's shareholders and the maintenance of the Corporation's organizational existence;

         k. Expenses of printing stock certificates representing shares of the Corporation and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies and reports to shareholders of the Corporation;

         l. Expenses of preparing and typesetting of prospectuses of the Corporation;

         m. Expenses of printing and distributing prospectuses to shareholders of the Corporation;

         m.        Association membership dues;

         n.        Insurance premiums for fidelity and other coverage; and

         o. Such other legitimate Corporation expenses as the Board of Directors may from time to time determine are properly chargeable to the Corporation.

4.       Compensation of Advisor.

         a. As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Corporation shall pay to the Advisor within ten (10) days after the last day of each calendar month a fee equal on an annualized basis as attached in a Schedule to this Agreement.

         Such fee shall be computed and accrued daily. Upon termination of this Agreement before the end of any calendar month, the fee for such period shall be prorated. For purposes of calculating the Advisor's fee, the daily value of the individual Fund's net assets shall be computed by the same method as the individual Fund uses to compute the value of its net assets in connection with the determination of the net asset value of the individual Fund's shares.

         b. The Advisor reserves the right (i) to waive all or part of its fee and (ii) to make payments to brokers and dealers in consideration of their promotional or administrative services.

5. Activities of the Advisor. The services of the Advisor to the Corporation hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that Directors and officers of the Corporation are or may become interested in the Advisor as stockholders, officers, or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Corporation, and that the Advisor may become interested in the Corporation as a shareholder or otherwise.

6. Use of Names. The Corporation shall not use the name of the Advisor in any prospectus, sales literature or other material relating to the Corporation in any manner not approved prior thereto by the Advisor; provided, however, that the Advisor shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC; and, provided, further, that in no event shall such approval be unreasonably withheld. The Advisor shall not use the name of the Corporation or any Corporation in any material relating to the Advisor in any manner not approved prior thereto by the Corporation; provided, however, that the Corporation shall approve all uses of its name which merely refer in accurate terms to the appointment of the Advisor hereunder or which are required by the SEC; and, provide, further, that in no event shall such approval be unreasonably withheld.

7. Liability of the Advisor. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Force Majeure. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

9. Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to the Corporation, unless sooner terminated as hereinafter provided, through December 31, 1999, and indefinitely thereafter if its continuance shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Corporation or by vote of a majority of the Corporation's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval, or as allowed by law. This Agreement may be terminated at any time, without payment of any penalty, by the Corporation's Board of Directors or by a vote of the majority of the outstanding voting securities of the Corporation upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Corporation. This Agreement may be amended at any time by the parties, subject to approval by the Corporation's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Corporation's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                        CALVERT-SLOAN ADVISERS, L.L.C.

                                        CALVERT NEW WORLD FUND, INC.


----------------------------------------------------------------------------
               Fee Schedule to the Investment Advisory Agreement
                   between Calvert-Sloan Advisers, L.L.C. and
                          Calvert New World Fund, Inc.


As compensation pursuant to Section 4 of the Investment Advisory Agreement between Calvert-Sloan Advisers, L.L.C. (the "Advisor") and Calvert New World Fund, Inc. ("CNWF") dated _____________, 1999, the Advisor is entitled to receive from Calvert New Africa Fund an annual advisory fee (the "Fee") of 1.50%. The Fee shall be computed daily and payable monthly, based on the average daily net assets.

                                                                      APPENDIX 2

                        INVESTMENT SUBADVISORY AGREEMENT
                           NEW AFRICA ADVISERS, INC.

         INVESTMENT SUBADVISORY AGREEMENT, made this ___ day of ____________, 1999, by and between CALVERT-SLOAN ADVISERS, L.L.C., a limited liability company organized in the State of Maryland, and registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisor"), and NEW AFRICA ADVISERS, INC., a North Carolina corporation (the "Subadvisor").

         WHEREAS, the Advisor is the investment advisor to Calvert New World Fund, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor desires to retain the Subadvisor to furnish it with certain investment advisory services in connection with the Advisor's investment advisory activities on behalf of the Calvert New Africa Fund, (the "Fund");

         NOW, THEREFORE, in consideration of the promises and the terms and conditions hereinafter set forth, it is agreed as follows:

         1.       Services to be Rendered by the Subadvisor to the Fund.

                  (a) Investment Program. Subject to the control of the Calvert New World Fund, Inc., Board of Directors ("Directors") and the Advisor, the Subadvisor at its expense continuously will furnish to the Fund an investment program for such portion, if any, of Fund assets designated by the Advisor from time to time. With respect to such assets, the Subadvisor will make investment decisions, which is subject to Section 1(g) of this Agreement, and will place all orders for the purchase and sale of portfolio securities. The Subadvisor will for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor. In the performance of its duties, the Subadvisor will act in the best interests of the Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, and Subchapter M of the Internal Revenue Code of 1986, as amended, (ii) the terms of this Agreement,
                  (iii) the Fund's Articles of Incorporation, Bylaws and Registration Statement as from time to time amended, (iv) relevant undertakings provided to State securities regulators, (v) the stated investment objective, policies and restrictions of the Fund, and (vi) such other guidelines as the Directors or Advisor may establish. The Advisor shall be responsible for providing the Subadvisor with current copies of the materials specified in Subsections (a)(iii),
                  (iv), (v) and (vi) of this Section 1.

                  (b) Availability of Personnel. The Subadvisor at its expense will make available to the Directors and Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person, or, at the mutual convenience of the Advisor and the Subadvisor, by telephone, in order to review the Fund's investment policies and to consult with the Directors and Advisor regarding the Fund's investment affairs, including economic, statistical and investment matters relevant to the Subadvisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs.

                  (c) Expenses, Salaries and Facilities. The Subadvisor will pay all expenses incurred by it in connection with its activities under this Agreement (other than the cost of securities and other investments, including any brokerage commissions), including but not limited to, all salaries of personnel and facilities required for it to execute its duties under this Agreement.

                  (d) Compliance Reports. The Subadvisor at its expense will provide the Advisor with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time.

                  (e) Valuation. The Subadvisor will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund for which the Subadvisor has responsibility on a daily basis (unless otherwise agreed upon by the parties hereto) and at such other times as the Advisor shall reasonably request.

                  (f) Executing Portfolio Transactions.

                           i) Brokerage In selecting brokers and dealers to execute purchases and sales of investments for the Fund, the Subadvisor will use its best efforts to obtain the most favorable price and execution available in accordance with this paragraph. The Subadvisor agrees to provide the Advisor and the Fund with copies of its policy with respect to allocation of brokerage on trades for the Fund. Subject to review by the Directors of appropriate policies and procedures, the Subadvisor may cause the Fund to pay a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction. If the first broker provided brokerage and/or research services, including statistical data, to the Subadvisor, the Subadvisor shall not be deemed to have acted unlawfully, or to have breached any duly created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

                           ii) Aggregate Transactions In executing portfolio transactions for the Fund, the Subadvisor may, but will not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies of the Fund, to the extent permitted by applicable laws and regulations. If the Subadvisor chooses to aggregate sales or purchases, it will allocate the securities as well as the expenses incurred in the transaction in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients involved in the transaction.

                  (g) Social Screening. The Advisor is responsible for screening those investments subject to social screening ("Securities") to determine that the Securities investments meet the Fund's social investment criteria, as may be amended from time to time by the Directors. The Subadvisor will buy only those Securities which the Advisor determines pass the Fund's social screens.

                  (h) Voting Proxies. The Subadvisor agrees to take appropriate action (which may include voting) on all proxies for the Fund's portfolio investments in a timely manner. Such action is subject to the direction of the Directors and Advisor and will be consistent with the social screens and criteria governing investment selection for the Fund.

                  (i) Furnishing Information for the Fund's Proxies. The Subadvisor agrees to provide the Advisor in a timely manner with all information necessary, including the Subadvisor's certified balance sheet and information concerning the Subadvisor's controlling persons, for preparation of the Fund's proxy statements, as may be needed from time to time.

         2.       Books and Records.

                  a) In connection with the purchase and sale of the Fund's portfolio securities, the Subadvisor shall arrange for the transmission to the Fund's custodian, and/or the Advisor on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Advisor to perform its accounting and administrative responsibilities with respect to the management of the Fund.

                  b) Pursuant to Rule 31a-3 under the 1940 Act, Rule 204-2 under the Investment Advisers Act of 1940 and any other laws, rules or regulations regarding recordkeeping, the Subadvisor agrees that: (i) all records it maintains for the Fund are the property of the Fund; (ii) it will surrender promptly to the Fund or Advisor any such records upon the Fund's or Advisor's request; (iii) it will maintain for the Fund the records that the Fund is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Fund for which the Subadvisor has responsibility under this Agreement; and (iv) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Fund.

                  c) The Subadvisor represents that it has adopted a suitable Code of Ethics that covers its activities with respect to its services to the Fund.

         3. Exclusivity. Each party and its affiliates may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses; provided, however, that during the term of this Agreement, the Subadvisor will not provide investment advisory services ("Services") to any other investment company registered under the 1940 Act ("Mutual Fund") investing in socially screened securities.

         4. Compensation. The Advisor will pay to the Subadvisor as compensation for the Subadvisor's services rendered pursuant to this Agreement an annual Subadvisory fee as specified in one or more Schedules attached hereto and made part of this Agreement. Such fees shall be paid by the Advisor (and not by the Fund). Such fees shall be payable for each month within 15 business days after the end of such month. If the Subadvisor shall serve for less than the whole of a month, the compensation as specified shall be prorated. The Schedules may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles of Incorporation and Bylaws of the Fund. Any change in the Schedule pertaining to any new or existing series of Calvert New World Fund, Inc. shall not be deemed to affect the interest of any other series and shall not require the approval of shareholders of any other series.

         5. Assignment and Amendment of Agreement. This Agreement automatically shall terminate without the payment of any penalty in the event of its assignment or if the Investment Advisory Agreement between the Advisor and the Fund shall terminate for any reason. This Agreement shall not be materially amended unless, if required by Securities and Exchange Commission rules and regulations, such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of Calvert New World Fund, Inc. who are not interested persons of the Fund, the Advisor or the Subadvisor.

         6. Duration and Termination of the Agreement. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to any series now existing or hereafter created unless it has first been approved (a) by a vote of the majority of those Directors of Calvert New World Fund, Inc. who are not parties to this Agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of that series' outstanding voting securities. This Agreement shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 5) except as follows:

                  (a) Calvert New World Fund, Inc. may at any time terminate this Agreement without penalty with respect to any or all Funds by providing not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and the Subadvisor. Such termination can be authorized by the affirmative vote of a majority of the (i) Directors of Calvert New World Fund, Inc. or (ii) outstanding voting securities of the applicable series.

                  (b) This Agreement will terminate automatically with respect to a series unless, by January 1, 2000, and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Directors of Calvert New World Fund, Inc. or the shareholders of such series by the affirmative vote of a majority of the outstanding shares of such series, and (ii) a majority of the Directors of Calvert New World Fund, Inc., who are not interested persons of the Fund, Advisor or Subadvisor, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of any series for their approval and such shareholders fail to approve such continuance as provided herein, the Subadvisor may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  (c) The Advisor may at any time terminate this Agreement with respect to any or all Funds by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadvisor, and the Subadvisor may at any time terminate this Agreement with respect to any or all series by not less than 90 days written notice delivered or mailed by registered mail, postage prepaid, to the Advisor, unless otherwise mutually agreed in writing.

         Upon termination of this Agreement with respect to any Fund, the duties of the Advisor delegated to the Subadvisor under this Agreement with respect to such Fund automatically shall revert to the Advisor.

         7. Notification to the Advisor. The Subadvisor promptly shall notify the Advisor in writing of the occurrence of any of the following events:

                  (a) the Subadvisor shall fail to be registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and under the laws of any jurisdiction in which the Subadvisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement;

                  (b) the Subadvisor shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; or

                  (c) a violation of the Subadvisor's Code of Ethics is discovered and, again, when action has been taken to rectify such violation; or

                  (d) any other event that might affect the ability of the Subadvisor to provide the services provided for under this Agreement.

         8. Definitions. For the purposes of this Agreement, the terms "vote of a majority of the outstanding Shares," "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         9. Indemnification. The Subadvisor shall indemnify and hold harmless the Advisor, the Fund and their respective directors or trustees, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

                  The Advisor shall indemnify and hold harmless the Subadvisor, the Fund, their respective directors or trustees, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or under its Investment Advisory Agreement with the Fund.

         10. Applicable Law and Jurisdiction. This Agreement shall be governed by Maryland law, and any dispute arising from this Agreement or the services rendered hereunder shall be resolved through legal proceedings, whether state, federal, or otherwise, conducted in the state of Maryland or in such other manner or jurisdiction as shall be mutually agreed upon by the parties hereto.

         11. Miscellaneous. Notices of any kind to be given to a party hereunder shall be in writing and shall be duly given if mailed, delivered or communicated by answer back facsimile transmission to such party at the address set forth below, attention President, or at such other address or to such other person as a party may from time to time specify.

                  Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, and have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                           CALVERT -SLOAN ADVISERS, L.L.C.

                           NEW AFRICA ADVISERS, INC.

--------------------------------------------------------------------------------

                Schedule to the Investment Subadvisory Agreement
                    between Calvert -Sloan Advisers, L.L.C.
                         and New Africa Advisers, Inc.


         As compensation pursuant to Section 4 of the Subadvisory Agreement between Calvert -Sloan Advisers, L.L.C. (the "Advisor") and New Africa Advisers, Inc. (the "Subadvisor"), the Advisor shall pay the Subadvisor an annual subadvisory fee, computed daily and payable monthly, at an annual rate of 0.755% of the average daily net assets of the Calvert New Africa Fund.


--------------------------------------------------------------------------------

                                                                      APPENDIX 3

                        INVESTMENT SUBADVISORY AGREEMENT
                     CALVERT ASSET MANAGEMENT COMPANY, INC.

         INVESTMENT SUBADVISORY AGREEMENT, made this ___ day of ____________, 1999, by and between CALVERT-SLOAN ADVISERS, L.L.C., a limited liability company organized in the State of Maryland, and registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisor"), and CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation (the "Subadvisor").

         WHEREAS, the Advisor is the investment advisor to Calvert New World Fund, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor desires to retain the Subadvisor to furnish it with certain investment advisory services in connection with the Advisor's investment advisory activities on behalf of the Calvert New Africa Fund, (the "Fund");

         NOW, THEREFORE, in consideration of the promises and the terms and conditions hereinafter set forth, it is agreed as follows:

         1.       Services to be Rendered by the Subadvisor to the Fund.

                  (a) Investment Program. Subject to the control of the Calvert New World Fund, Inc., Board of Directors ("Directors") and the Advisor, the Subadvisor at its expense continuously will furnish to the Fund an investment program for such portion, if any, of Fund assets designated by the Advisor from time to time. With respect to such assets, the Subadvisor will make investment decisions, which is subject to Section 1(g) of this Agreement, and will place all orders for the purchase and sale of portfolio securities. The Subadvisor will for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor. In the performance of its duties, the Subadvisor will act in the best interests of the Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, and Subchapter M of the Internal Revenue Code of 1986, as amended, (ii) the terms of this Agreement,
                  (iii) the Fund's Articles of Incorporation, Bylaws and Registration Statement as from time to time amended, (iv) relevant undertakings provided to State securities regulators, (v) the stated investment objective, policies and restrictions of the Fund, and (vi) such other guidelines as the Directors or Advisor may establish. The Advisor shall be responsible for providing the Subadvisor with current copies of the materials specified in Subsections (a)(iii),
                  (iv), (v) and (vi) of this Section 1.

                  (b) Availability of Personnel. The Subadvisor at its expense will make available to the Directors and Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person, or, at the mutual convenience of the Advisor and the Subadvisor, by telephone, in order to review the Fund's investment policies and to consult with the Directors and Advisor regarding the Fund's investment affairs, including economic, statistical and investment matters relevant to the Subadvisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs.

                  (c) Expenses, Salaries and Facilities. The Subadvisor will pay all expenses incurred by it in connection with its activities under this Agreement (other than the cost of securities and other investments, including any brokerage commissions), including but not limited to, all salaries of personnel and facilities required for it to execute its duties under this Agreement.

                  (d) Compliance Reports. The Subadvisor at its expense will provide the Advisor with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time.

                  (e) Valuation. The Subadvisor will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund for which the Subadvisor has responsibility on a daily basis (unless otherwise agreed upon by the parties hereto) and at such other times as the Advisor shall reasonably request.

                  (f) Executing Portfolio Transactions.

                           i) Brokerage In selecting brokers and dealers to execute purchases and sales of investments for the Fund, the Subadvisor will use its best efforts to obtain the most favorable price and execution available in accordance with this paragraph. The Subadvisor agrees to provide the Advisor and the Fund with copies of its policy with respect to allocation of brokerage on trades for the Fund. Subject to review by the Directors of appropriate policies and procedures, the Subadvisor may cause the Fund to pay a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction. If the first broker provided brokerage and/or research services, including statistical data, to the Subadvisor, the Subadvisor shall not be deemed to have acted unlawfully, or to have breached any duly created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

                           ii) Aggregate Transactions In executing portfolio transactions for the Fund, the Subadvisor may, but will not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies of the Fund, to the extent permitted by applicable laws and regulations. If the Subadvisor chooses to aggregate sales or purchases, it will allocate the securities as well as the expenses incurred in the transaction in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients involved in the transaction.

                  (g) Social Screening. The Advisor is responsible for screening those investments subject to social screening ("Securities") to determine that the Securities investments meet the Fund's social investment criteria, as may be amended from time to time by the Directors. The Subadvisor will buy only those Securities which the Advisor determines pass the Fund's social screens.

                  (h) Voting Proxies. The Subadvisor agrees to take appropriate action (which may include voting) on all proxies for the Fund's portfolio investments in a timely manner. Such action is subject to the direction of the Directors and Advisor and will be consistent with the social screens and criteria governing investment selection for the Fund.

                  (i) Furnishing Information for the Fund's Proxies. The Subadvisor agrees to provide the Advisor in a timely manner with all information necessary, including the Subadvisor's certified balance sheet and information concerning the Subadvisor's controlling persons, for preparation of the Fund's proxy statements, as may be needed from time to time.

         2.       Books and Records.

                  a) In connection with the purchase and sale of the Fund's portfolio securities, the Subadvisor shall arrange for the transmission to the Fund's custodian, and/or the Advisor on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Advisor to perform its accounting and administrative responsibilities with respect to the management of the Fund.

                  b) Pursuant to Rule 31a-3 under the 1940 Act, Rule 204-2 under the Investment Advisers Act of 1940 and any other laws, rules or regulations regarding recordkeeping, the Subadvisor agrees that: (i) all records it maintains for the Fund are the property of the Fund; (ii) it will surrender promptly to the Fund or Advisor any such records upon the Fund's or Advisor's request; (iii) it will maintain for the Fund the records that the Fund is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Fund for which the Subadvisor has responsibility under this Agreement; and (iv) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Fund.

                  c) The Subadvisor represents that it has adopted a suitable Code of Ethics that covers its activities with respect to its services to the Fund.

         3. Exclusivity. Each party and its affiliates may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses; provided, however, that during the term of this Agreement, the Subadvisor will not provide investment advisory services ("Services") to any other investment company registered under the 1940 Act ("Mutual Fund") investing in socially screened securities.

         4. Compensation. The Advisor will pay to the Subadvisor as compensation for the Subadvisor's services rendered pursuant to this Agreement an annual Subadvisory fee as specified in one or more Schedules attached hereto and made part of this Agreement. Such fees shall be paid by the Advisor (and not by the Fund). Such fees shall be payable for each month within 15 business days after the end of such month. If the Subadvisor shall serve for less than the whole of a month, the compensation as specified shall be prorated. The Schedules may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles of Incorporation and Bylaws of the Fund. Any change in the Schedule pertaining to any new or existing series of Calvert New World Fund, Inc. shall not be deemed to affect the interest of any other series and shall not require the approval of shareholders of any other series.

         5. Assignment and Amendment of Agreement. This Agreement automatically shall terminate without the payment of any penalty in the event of its assignment or if the Investment Advisory Agreement between the Advisor and the Fund shall terminate for any reason. This Agreement shall not be materially amended unless, if required by Securities and Exchange Commission rules and regulations, such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of Calvert New World Fund, Inc. who are not interested persons of the Fund, the Advisor or the Subadvisor.

         6. Duration and Termination of the Agreement. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to any series now existing or hereafter created unless it has first been approved (a) by a vote of the majority of those Directors of Calvert New World Fund, Inc. who are not parties to this Agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of that series' outstanding voting securities. This Agreement shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 5) except as follows:

                  (a) Calvert New World Fund, Inc. may at any time terminate this Agreement without penalty with respect to any or all Funds by providing not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and the Subadvisor. Such termination can be authorized by the affirmative vote of a majority of the (i) Directors of Calvert New World Fund, Inc. or (ii) outstanding voting securities of the applicable series.

                  (b) This Agreement will terminate automatically with respect to a series unless, by January 1, 2000, and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Directors of Calvert New World Fund, Inc. or the shareholders of such series by the affirmative vote of a majority of the outstanding shares of such series, and (ii) a majority of the Directors of Calvert New World Fund, Inc., who are not interested persons of the Fund, Advisor or Subadvisor, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of any series for their approval and such shareholders fail to approve such continuance as provided herein, the Subadvisor may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  (c) The Advisor may at any time terminate this Agreement with respect to any or all Funds by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadvisor, and the Subadvisor may at any time terminate this Agreement with respect to any or all series by not less than 90 days written notice delivered or mailed by registered mail, postage prepaid, to the Advisor, unless otherwise mutually agreed in writing.

         Upon termination of this Agreement with respect to any Fund, the duties of the Advisor delegated to the Subadvisor under this Agreement with respect to such Fund automatically shall revert to the Advisor.

         7. Notification to the Advisor. The Subadvisor promptly shall notify the Advisor in writing of the occurrence of any of the following events:

                  (a) the Subadvisor shall fail to be registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and under the laws of any jurisdiction in which the Subadvisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement;

                  (b) the Subadvisor shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; or

                  (c) a violation of the Subadvisor's Code of Ethics is discovered and, again, when action has been taken to rectify such violation; or

                  (d) any other event that might affect the ability of the Subadvisor to provide the services provided for under this Agreement.

         8. Definitions. For the purposes of this Agreement, the terms "vote of a majority of the outstanding Shares," "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         9. Indemnification. The Subadvisor shall indemnify and hold harmless the Advisor, the Fund and their respective directors or trustees, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

                  The Advisor shall indemnify and hold harmless the Subadvisor, the Fund, their respective directors or trustees, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or under its Investment Advisory Agreement with the Fund.

         10. Applicable Law and Jurisdiction. This Agreement shall be governed by Maryland law, and any dispute arising from this Agreement or the services rendered hereunder shall be resolved through legal proceedings, whether state, federal, or otherwise, conducted in the state of Maryland or in such other manner or jurisdiction as shall be mutually agreed upon by the parties hereto.

         11. Miscellaneous. Notices of any kind to be given to a party hereunder shall be in writing and shall be duly given if mailed, delivered or communicated by answer back facsimile transmission to such party at the address set forth below, attention President, or at such other address or to such other person as a party may from time to time specify.

                  Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, and have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                           CALVERT -SLOAN ADVISERS, L.L.C.

                           CALVERT ASSET MANAGEMENT COMPANY, INC.

--------------------------------------------------------------------------------

                Schedule to the Investment Subadvisory Agreement
                    between Calvert -Sloan Advisers, L.L.C.
                   and Calvert Asset Management Company, Inc.


         As compensation pursuant to Section 4 of the Subadvisory Agreement between Calvert -Sloan Advisers, L.L.C. (the "Advisor") and Calvert Asset Management Company, Inc. (the "Subadvisor"), the Advisor shall pay the Subadvisor an annual subadvisory fee, computed daily and payable monthly, at an annual rate of 0.495% of the average daily net assets of the Calvert New Africa Fund.

--------------------------------------------------------------------------------

                                   PROXY CARD

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Wednesday, February 24, 1999 at 9:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

You may cast your vote using one of the following methods:
1. By internet (through a secure internet site): www.calvertgroup.com
2. By telephone (through a secure telephone system): call 1-800-368-2745
3. By facsimile: fax to ______________
4. By mail: postage-paid envelope enclosed
5. In person: Wednesday, February 24, 1999

NOTE: If you plan to vote by mail or by facsimile, please sign the proxy card exactly as your name appears on the card. If you have a joint account, either person may sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date: ________________________, 1999

__________________________________

__________________________________
Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To approve a new investment advisory agreement with the investment advisor, Calvert-Sloan Advisers, L.L.C. ("Calvert-Sloan").

                  For      |_|              Against       |_|          Abstain
|_|

2. To approve a new investment subadvisory agreement with the investment subadvisor, New Africa Advisers, Inc.

                  For      |_|              Against       |_|          Abstain
|_|

3. To approve a new investment subadvisory agreement with the investment subadvisor, Calvert Asset Management Company, Inc.

                  For      |_|              Against       |_|          Abstain
|_|

4. To authorize CNWF and/or Calvert-Sloan to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

                  For      |_|              Against       |_|          Abstain
|_|

5.       To approve the Board of Trustees for CNWF:
                  1.   Elias Belayneh
                  2.   Robert Browne
                  3.   Bertie Howard
                  4.   Barbara J. Krumsiek
                  5.   Reno Martini
                  6.   Madala Mthembu
                  7.   Donald Norland
                  8.   Maceo K. Sloan
                  9.   Tim Smith

                  For all  |_|              Against all   |_|          Abstain
|_|

|_|      To abstain from voting on or to vote against one or more of the proposed Directors listed above, but
to approve the others, place an "x" in the box at left and indicate the number(s) of the affected person on the appropriate line: I vote against _____________. I abstain on _____________.


6. To delete the fundamental investment restriction concerning diversification.

                  For      |_|              Against       |_|          Abstain
|_|


7. To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

                  For      |_|              Against       |_|          Abstain
|_|

Inside Back Cover:

Investment Advisor                    Principal Underwriter
Administrator

Calvert-Sloan Advisers, L.L.C.        Calvert Distributors, Inc.
Calvert Administrative Services

Company, Inc.
4550 Montgomery Avenue                4550 Montgomery Avenue
4550 Montgomery Avenue
Suite 1000N                           Suite 1000N
Suite 1000N
Bethesda, Maryland 20814              Bethesda, Maryland 20814
Bethesda, Maryland 20814